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                                                       EXHIBIT 10.4
                                                       ------------

              ADDENDUM TO CONTRACT FOR SALE AND PURCHASE

In reference to Contract dated August 22, 2001 between BIGHAM HIDE INC., a Florida corporation, ("Seller") and SOLOMAN LAM, ("Buyer"), it is further AGREED as follow:

The closing date will be extended to March 1, 2002. All terms and conditions remain unchanged and effective.

This addendum, upon its execution by both parties, is herewith made an integral part of the aforementioned Contract.



                                    Bigham Hide, Inc.


/s/ Soloman Lam                     By: /s/ Robert G. Bigham
----------------------------        ----------------------------
SOLOMAN LAM, BUYER                  Robert G. Bigham, Seller
SSN:                                Tax ID ###-##-####